Rule 497(e)
File Nos.:	002-85378
811-3462

SUPPLEMENT DATED OCTOBER 8, 2014
TO PROSPECTUS DATED APRIL 30, 2014

Effective October 8, 2014, the Meeder Funds prospectus is amended as follows:

On page 33, the footnotes to the table for the Strategic Growth Fund are deleted and replaced with the following:

¹
From August 25, 2008 to December 31, 2013, the Blended Index was comprised of 25% S&P 500, 20% S&P MidCap 400, 12.5% Russell 2000, 12.5% Dow Jones US Select REIT Index, 12.5% S&P GSCI Total Return Index, 12% MSCI EAFE, and 5.5% MSCI Emerging Markets Index and was representative of the average composition of the Fund during that time.

²
Since January 1, 2014, the Blended Index is comprised of 25% S&P 500, 20% S&P MidCap 400, 15% MSCI EAFE Index, 15% MSCI Emerging Markets Index, 10% Russell 2000, 7.5% Dow Jones US Select REIT Index, and 7.5% S&P GSCI Total Return Index, and is representative of the average composition of the Fund since such date.

This Supplement and the Prospectus dated April 30, 2014 provide information a prospective investor ought to know before investing. Please keep this supplement for future reference.